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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 30, 2008

                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)

         MICHIGAN                      0-452                 38-1093240
(State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)            File Number)         Identification No.)

          100 EAST PATTERSON STREET
               TECUMSEH, MICHIGAN                               49286
 (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411

                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 30, 2008, we signed an agreement to sell our M. P. Pumps business operations to MP Pumps Acquisition Corp., an indirect subsidiary of Lionheart Ventures. The purchase price was $14.6 million in cash subject to certain post-closing working capital adjustments. The operations sold include a manufacturing facility in Fraser, Michigan.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

We completed the sale transaction described above on the same day, June 30, 2008.

ITEM 8.01 OTHER EVENTS.

On June 30, 2008, we issued a press release announcing the agreement described in Items 1.01 and 2.01 above. We are filing a copy as an exhibit to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are filed with this report:

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
Exhibit No.   Description
-----------   -----------
  2           Stock purchase agreement between Tecumseh Products Company and MP
              Pumps Acquisition Corp. dated as of June 30, 2008 (schedules and exhibits omitted. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request).

  99.1        Press release issued June 30, 2008
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TECUMSEH PRODUCTS COMPANY


Date: July 7, 2008                      By /s/ James S. Nicholson
                                           -------------------------------------
                                           James S. Nicholson
                                           Vice President, Treasurer and Chief
                                           Financial Officer

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                                  EXHIBIT INDEX

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
Exhibit No.   Description
-----------   -----------
2             Stock purchase agreement between Tecumseh Products Company and MP
              Pumps Acquisition Corp. dated as of June 30, 2008 (schedules and exhibits omitted. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request).

99.1          Press release issued June 30, 2008
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